SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

HIGHWOODS PROPERTIES, INC.

(Exact name of registrant specified in its charter)

Maryland	1-13100	56-1871668
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (919) 872-4924

Item 12. Results of Operations and Financial Condition

On January 20, 2004, Highwoods Properties, Inc., the general partner of Highwoods Realty Limited Partnership, issued a press release announcing certain information regarding the Company’s financial condition during 2003. This press release is attached hereto as Exhibit 99.1.

Exhibit	Description

99.1	Press Release, dated January 20, 2004, announcing certain information regarding the Company’s financial condition during 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.

By:	/s/ TERRY L. STEVENS
Terry L. Stevens Vice President, Chief Financial Officer and Treasurer

Dated: January 21, 2004